Exhibit 17(c)

. MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 IMPORTANT SPECIAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m. Eastern Time, November 18, 2016. Vote by Internet o Log on to the Internet and go to www.envisionreports.com/DCA o Follow the steps outlined on the secured website. Vote by telephone o Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. o Follow the instructions provided by the recorded message. Special Meeting Proxy Card 1234 5678 9012 345 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposal - THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE NOMINEE IN PROPOSAL 3. 3. To elect the following Trustee, to serve for a three-year term, or until his successor has been duly elected and qualified. To elect a Class I Director to serve until the 2019 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified. For Withhold 01 - Brian T. Zino B Non-Voting Items Change of Address - Please print new address below. C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND 1 U P X 2 9 0 4 8 6 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 02F9SD . IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 18, 2016: The Proxy Statement for the Special Meeting is available on the Internet at www.edocumentview.com/DCA. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy - VIRTUS TOTAL RETURN FUND Special Meeting of Shareholders November 18, 2016 Proxy Solicited on Behalf of the Board of Trustees The undersigned hereby appoints George R. Aylward, William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl St. 2nd floor, Conference Room, Hartford, CT 06103 at 10:30 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"), to vote all shares of Virtus Total Return Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Total Return Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted "FOR" the nominee listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Joint Proxy Statement for the Meeting to be held on November 18, 2016. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE NOMINEE LISTED ON THE REVERSE SIDE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 18, 2016: The Proxy Statement for the Special Meeting is available on the Internet at www.edocumentview.com/DCA. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy - VIRTUS TOTAL RETURN FUND Special Meeting of Shareholders November 18, 2016 Proxy Solicited on Behalf of the Board of Trustees The undersigned hereby appoints George R. Aylward, William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl St. 2nd floor, Conference Room, Hartford, CT 06103 at 10:30 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"), to vote all shares of Virtus Total Return Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Total Return Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted "FOR" the nominee listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Joint Proxy Statement for the Meeting to be held on November 18, 2016. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE NOMINEE LISTED ON THE REVERSE SIDE.